                             AMENDMENT NUMBER FOUR
                                       TO
                                CREDIT AGREEMENT

         THIS AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT (this "Amendment") is made as of April 28, 2000, by and among BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, a national banking association, and U.S. BANK NATIONAL ASSOCIATION, a national banking association (each a "Lender"), BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"), and FLOW INTERNATIONAL CORPORATION, a Washington corporation ("Borrower").

                                    RECITALS

         A. Lenders, Agent and Borrower are parties to that certain Credit Agreement dated as of August 31, 1998, as amended by that certain Amendment Number One to Credit Agreement dated as of March 26, 1999, by that certain Amendment Number Two to Credit Agreement dated as of June 21, 1999, and that certain Amendment Number Three to Credit Agreement dated as of September 2, 1999 (the "Credit Agreement").

         B. Borrower has requested, and Lenders and Agent have agreed, to amend the Credit Agreement upon certain terms and conditions contained in this Amendment.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

         1. DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

         2. AMENDMENTS TO DEFINITION OF "APPLICABLE MARGIN". In Section 1.1, the definition of "Applicable Margin" is hereby amended to read as follows:

                  "APPLICABLE MARGIN" means on any date, with respect to any LIBOR Loans or Multi-Currency Loans, the rate per annum that is determined by reference to the following matrix or subclauses (ii) below:

                  Senior Funded Debt Ratio as of                     Applicable
                  the end of the previous fiscal quarter:            Margin
                  ---------------------------------------            ----------
                  Less than 2.00:1                                     1.00%

                  Equal to or greater than 2.00:1 and
                  less than 2.50:1                                     1.25%

                  Equal to or greater than 2.50:1 and
                  less than 3.00:1                                     1.50%


                  Equal to or greater than 3.00:1                      2.50%

                  (i) Subject to the limitations and exceptions set forth below, the Applicable Margin shall be adjusted forty-five (45) days after the end of each of the first three fiscal quarters in each of Borrower's fiscal years and ninety (90) days after the end of each fiscal year of Borrower.

                  In the event that any of the financial statements or quarterly compliance certificates required to be delivered pursuant to Section
         6.9 are not delivered when due, then (aa) if such financial statements and certificates are delivered after the date such financial statements and certificates were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (cc) below, be the Applicable Margin as so increased; (bb) if such financial statements and certificates are delivered after the date such financial statements and certificates are required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become effective until the date upon which the financial statements and certificates actually were delivered; and (cc) if such financial statements and certificates are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificates were required to be delivered (after the expiration of the applicable cure period) until two (2) Business Days following the date upon which they actually are delivered, the Applicable Margin shall be 2.50% (250 basis points).

                  (ii) Notwithstanding the foregoing to the contrary and without limiting any other rights which the Agent or Lenders may have under any Loan Document or applicable law in respect thereof, at any time that Borrower is in default of its obligations under either Section 6.13 or
         6.17 of this Agreement, the Applicable Margin will be 5.00%.

         3. AMENDMENT TO DEFINITION OF "FUNDED DEBT". In Section 1.1, the definition of "Funded Debt" is hereby amended to read as follows:

                  "FUNDED DEBT" shall mean all interest bearing liabilities of Borrower, including capitalized lease obligations.

         4. AMENDMENT TO DEFINITION OF "SENIOR FUNDED DEBT". In Section 1.1, the definition of "Senior Funded Debt" is hereby amended to read as follows:

                  "SENIOR FUNDED DEBT" means, as of the end of any fiscal quarter, the sum of Funded Debt less Senior Unsecured Debt and less Subordinated Debt, each as of the end of such fiscal quarter.

         5. AMENDMENT TO DEBT TO TANGIBLE NET WORTH RATIO. Section 6.15 of the Credit Agreement is amended and restated as follows:

                  SECTION 6.15 DEBT TO TANGIBLE NET WORTH RATIO. Borrower shall maintain, on a consolidated basis, a ratio of Debt to Tangible Net Worth of not more than (a) 4.00 to 1 as at the fiscal quarters ending April 30, 2000, July 31, 2000, October 31, 2000 and January 31, 2001;
         (b) 3.25 to 1 as at the fiscal quarters ending April 30, 2001, July 31, 2001, October 31, 2001 and January 31, 2002; and (c) 2.75 to 1 as at the fiscal quarters ending April 30, 2002 and thereafter. As used herein, "Debt" shall mean, on a consolidated basis, all liabilities of Borrower as determined and computed in accordance with GAAP other than Senior Unsecured Debt, Subordinated Debt, and for clarification purposes only, minority interests.

         6. AMENDMENT TO SENIOR FUNDED DEBT RATIO. Section 6.17 of the Credit Agreement is amended and restated as follows:

                  SECTION 6.17 SENIOR FUNDED DEBT RATIO. Borrower shall maintain, on a consolidated basis, a Senior Funded Debt Ratio of not more than (a) 4.00 to 1 as at the fiscal quarters ending April 30, 2000 and July 31, 2000; (b) 3.75 to 1 as at the fiscal quarters ending October 31, 2000; (c) 3.50 to 1 as at the fiscal quarters ending January 31, 2001; (d) 3.25 to 1 as at the fiscal quarters ending April 30, 2001 and July 31, 2001; and (e) 3.00 to 1 as at the fiscal quarters ending October 31, 2001 and thereafter. As used herein, "Senior Funded Debt Ratio" shall mean, as of the end of any fiscal quarter, the quotient obtained by dividing (A) Senior Funded Debt as of the end of such fiscal quarter by (B) the EBITDA for such quarter and the three immediately preceding fiscal quarters, PLUS, in the event that Borrower has acquired any Subsidiaries during such fiscal quarter or during the immediately preceding three fiscal quarters, the EBITDA of such Subsidiaries from the first day of the immediately preceding three fiscal quarters through the date of acquisition of each Subsidiary. "EBITDA" shall mean pre-tax net income (or pre-tax net loss), PLUS, the sum of (i) interest expense, (ii) depreciation expense, (iii) depletion expense, and (iv) amortization expense.

         7. ADDITION OF AFFIRMATIVC COVENANT. A new Section 6.18 is hereby added to the Credit Agreement:

                  SECTION 6.18 SENIOR FUNDED DEBT. As at the end of each fiscal quarter, Borrower shall cause, on a consolidated basis, Senior Funded Debt to be less than or equal to the sum of (i) 75% of Borrower's consolidated accounts receivable, plus (ii) 40% of Borrower's consolidated inventory (valued as the lesser of cost or fair market value), plus (iii) 100% of the net book value of Borrower's consolidated equipment (excluding Fresher Under Pressure equipment).

         8. AMENDMENT FEE. On the date of this Amendment, Borrower shall pay to Agent, for the account of Lenders in accordance with their Pro Rata Shares, an amendment fee equal to 0.25% of the sum of the Total Revolving Commitment (the "Fourth Amendment Fee"). Such fee shall be fully earned upon the execution of this Amendment and irrevocable and non-refundable upon payment.

         9. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions fully and simultaneously satisfied:

                  a. DELIVERY OF AMENDMENT. Borrower, Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

                  b. PAYMENT OF FOURTH AMENDMENT FEE. Borrower shall have paid the Fourth Amendment Fee to Agent.

         10. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

         11. NO FURTHER AMENDMENT. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

         12. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

         13. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

         14.      ORAL AGREEMENTS NOT ENFORCEABLE.

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Four to Credit Agreement as of the date first above written.

BORROWER:                             FLOW INTERNATIONAL CORPORATION


                                      By:
                                         -------------------------------------
                                      Its:
                                           -----------------------------------


LENDERS:                              BANK OF AMERICA, N.A.


                                      By:
                                         -------------------------------------
                                      Its:
                                           -----------------------------------


                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:
                                         -------------------------------------
                                      Its:
                                           -----------------------------------


AGENT:                                BANK OF AMERICA, N.A.


                                      By:
                                         -------------------------------------
                                      Its:
                                           -----------------------------------



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